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                               NATIONAL TAX-EXEMPT FUND
                              MINNESOTA TAX-EXEMPT FUND
                          SUPPLEMENT DATED JULY 31, 1997 TO
        PROSPECTUS DATED NOVEMBER 27, 1996, AS SUPPLEMENTED FEBRUARY 18, 1997


    Commencing on the date of this Supplement, Minnesota Tax-Exempt Fund is offering a second class of shares, referred to as Class Y shares. Such shares have their own expense structure (including elimination of all sales charges) and are available only to investors making an initial investment of $1 million or more. To obtain more information about the Class Y shares of Minnesota Tax-Exempt Fund, call the Fund at the telephone number that appears on the cover of the Prospectus. National Tax-Exempt Fund continues to offer only one class of shares. In connection with the offering of Class Y shares by Minnesota Tax-Exempt Fund, the Statement of Additional Information about the Funds referred to on the cover of the Prospectus has been amended and is dated July 31, 1997.